CRM Mutual Fund Trust

CRM Small/Mid Cap Value Fund

Institutional Shares

Investor Shares

Supplement Dated July 16, 2018

to the Prospectus and Statement of Additional Information

Dated October 27, 2017

Capitalized terms used without definition below have the meanings given to them in the Prospectus and Statement of Additional Information. This document should be read together with the Prospectus and Statement of Additional Information.

The section of the Prospectus titled “Fund Summaries - CRM Small/Mid Cap Value Fund - Portfolio Manager” is replaced with the following text:

PORTFOLIO MANAGERS

Brittain Ezzes and Thad Pollock jointly lead the team responsible for the day-to-day management of the Fund. Ms. Ezzes has served as a portfolio manager of the Fund since 2014. Mr. Pollock has served as a portfolio manager of the Fund since 2016.

The table in the section of the Prospectus titled “Management of the Fund - Portfolio Managers” is replaced with the following table:

PORTFOLIO MANAGERS

Fund Name	Portfolio Manager(s)
CRM Small Cap Value Fund	Brian M. Harvey, CFA Bernard C. Frojmovich
CRM Small/Mid Cap Value Fund	Brittain Ezzes Thad Pollock
CRM Mid Cap Value Fund	Brittain Ezzes Thad Pollock
CRM Large Cap Opportunity Fund	Robert Maina Madeleine “Mimi” B. Morris
CRM All Cap Value Fund	Jay B. Abramson Robert Maina

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Fund.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services-Portfolio Managers” for Small/Mid Cap Value Fund is supplemented with the following information, which supersedes any contrary information:

Small/Mid Cap Value Fund. Brittain Ezzes and Thad Pollock are the leaders of the team responsible for the day-to-day management of the Small/Mid Cap Value Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE